Supplement, dated December 30, 2003, to the Prospectus, dated May 1, 2003, of
                  Seligman High Yield Bond Series (the "Fund")

      Effective January 1, 2004, the following information supersedes and replaces the information set forth in the second column on page 6 of the Fund's Prospectus under the caption "Portfolio Management".

      The Fund is managed by Seligman's Fixed Income Team, headed by Kendall C. Peterson, a Managing Director of Seligman, a Vice President of the Fund and a Vice President of Seligman Portfolios, Inc. Mr. Peterson and James M. Didden, Jr., a Managing Director of Seligman, are Co-Portfolio Managers of the Fund. Mr. Peterson and Mr. Didden are also Co-Portfolio Managers of Seligman High-Yield Bond Portfolio, a portfolio of Seligman Portfolios, Inc.

      Before joining Seligman in September 2001, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds. Mr. Didden joined Seligman in September 1998 as a member of the Fixed Income Team.